                                                                    Exhibit 10.1

                              EMPLOYMENT AGREEMENT

         EMPLOYMENT AGREEMENT, effective this 5th day of September, 2006, by and between  The LGL  Group,  Inc.,  an Indiana  corporation  (the  "Company"),  and
Jeremiah Healy (the "Employee").

                                   WITNESSETH:

         WHEREAS,  the  parties  hereto  desire to enter  into  this  Employment
Agreement to define and set forth the terms and  conditions of the employment of the Employee by the Company;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth  below,  it is hereby  covenanted  and agreed by the  Company  and the
Employee as follows:

1. POSITION; EMPLOYMENT PERIOD.

         The Company hereby employs the Employee as its Chief Financial Officer, and the  Employee  hereby  agrees  to serve  in such  capacity,  for the  period beginning  September  5th,  2006  and  ending  on the date  that the  Employee's employment is terminated in accordance  with Paragraph 9 below (the  "Employment
Period").

2. PERFORMANCE OF DUTIES.

         The Employee  agrees that during the Employment  Period he shall devote his full business time to the business  affairs of the Company and shall perform his duties  faithfully and efficiently  subject to the direction of the Board of
Directors  and Chief  Executive  Officer  of the  Company.  Notwithstanding  the
foregoing,  it is  understood  that the  Employee  is a member  of the  Board of
Directors of Infocrossing  Inc. and is permitted to attend board meetings and to participate in teleconferences as necessary.

3. COMPENSATION.

         Subject  to the  following  provisions  of this  Employment  Agreement, during the Employment Period, the Employee shall be compensated for his services as follows:

         (a)   He shall  receive  an annual  salary,  payable in monthly or more frequent installments, in an amount which shall initially be $185,000 per annum, subject to such  increases as may from time to time be  determined  by the Chief
Executive Officer and Compensation Committee of the Company;

         (b)   He shall receive a one-time  grant of 10,000 shares of restricted stock after execution of this Employment Agreement. Such shares shall be subject to the  following  vesting  schedule:  5,000  shares on September 5, 2007 and an additional 1,250 shares on each of December 5, 2007, March 5, 2008, June 5, 2008 and September 5, 2008.

         (c)   He shall be paid a  discretionary  $50,000  annual  bonus on each anniversary of the Employee's  employment with the Company (paid in cash or cash equivalent) with reference to the following:

               1.   Efficient,  accurate and timely regulatory and audit filings for the Company, consistent with all requirements;

               2.   Reducing costs Company wide  (including  corporate costs and cost of production at divisions);

               3.   Improving  financial  process and controls at the  Company's operating divisions; and

               4.   Analyzing  business  economics  to  improve  the  analytical foundation for decision making in the areas of capital allocation and  performance  based  measurements  (includes  areas  such  as margins  (EBITDA or other) and  activity  based  costing  (to the extent possible with given systems).

         The  Employee  shall be  entitled to such other  perquisites  as may be customarily  granted by the Company to employees  of similar rank and  position.
The Employee is entitled to at least four weeks paid vacation per annum.

4. DISABILITY.

         Subject to the provisions of Paragraph 9, if the Employee's  employment is  terminated  during the  Employment  Period by reason of his  Disability  (as defined  below),  the Employee  shall  continue to receive an annual  salary and benefits in  accordance  with  Paragraph  3(a) for the 180-day  period after the occurrence of such Disability.  For purposes of this Employment  Agreement,  the term  "Disability"  means a physical  or mental  disability  which  renders  the
Employee incapable of performing his duties under this Employment  Agreement and which  disability  has  existed  for at least one  month,  as  determined  by an independent physician selected by the Company and agreed to by the Employee. Any salary  payments to the Employee  shall be reduced by the amount of any benefits paid for the same  period  of time  under  the  Company's  disability  insurance programs.

5. COMPETING BUSINESSES.

         During the period of his employment  under this  Employment  Agreement, the Employee shall not be employed by or otherwise engage in or be interested in any business in competition with the Company, or with any of its subsidiaries or affiliates, except that the Employee's investment in any such business shall not be considered a violation of this  Paragraph if the Employee owns less than five percent of the equity thereof.

6. CONFIDENTIALITY.

         During and after the Employment  Period,  the Employee will not divulge or appropriate to his own use or to the use of others,  in competition  with the
Company,  any secret or confidential  information or knowledge pertaining to the business of the Company,  or of any of its subsidiaries,  obtained by him in any way while he was employed by the Company or by any of its subsidiaries.

7. RESTRICTIVE COVENANT.

         In the event  that the  Employee's  employment  is  terminated  for any reason, during the 12-month period following such termination, the Employee will not directly or indirectly (as a director, officer, executive employee, manager, consultant,  independent contractor, advisor or otherwise) engage in competition with,  or own any interest in,  perform any services for,  participate  in or be connected with any business or organization that engages in competition with the
Company,  provided,  however, that the provisions of this Section 7 shall not be deemed to prohibit  the  Employee's  ownership  of not more than 5% of the total shares of all classes of stock outstanding of any publicly held company.

8. REMEDIES.

         If at any time the  Employee  materially  violates  any of the terms or covenants  set forth in  Paragraphs 5 and 6, the Company shall have the right to terminate all of its obligations to make further  payments under this Employment
Agreement.  The  Employee  acknowledges  that the Company  would be  irreparably injured by a violation of Paragraphs 5 or 6 and agrees that the Company shall be entitled to an injunction restraining the Employee from any actual or threatened breach of Paragraphs 5 or 6 or to any other appropriate equitable remedy without any bond or other security being required.

9. AMENDMENT AND TERMINATION.

         This  Agreement may be amended or cancelled by either party without the consent of any other  person  (employment  at will) and, so long as the Employee lives, no person,  other than the parties hereto, shall have any rights under or interest in this Employment Agreement or the subject matter hereof.

10. NOTICES.

         Any notice  required or  permitted  to be given  under this  Employment
Agreement  shall be sufficient  if in writing and if sent by registered  mail to the Company at its  principal  executive  offices or to the Employee at the last address filed by him in writing with the Company, as the case may be.

11. NON-ASSIGNMENT.

         The interests of the Employee under this  Employment  Agreement are not subject  to  the  claims  of  his  creditors  and  may  not  be  voluntarily  or involuntarily assigned, alienated or encumbered.

12.  SUCCESSORS.

         This Agreement  shall be binding upon, and inure to the benefit of, the
Company and its successors and assigns and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

13. APPLICABLE LAW.

         The  provisions  of this  Employment  Agreement  shall be  construed in accordance with the laws of the State of Connecticut.

14. COUNTERPARTS.

         This Employment  Agreement may be executed in two or more counterparts, any one of which shall be deemed the original without reference to the others.

         IN WITNESS  WHEREOF,  the Employee  has hereunto set his hand,  and the
Company has caused these  presents to be executed in its name and on its behalf, all effective the day and year first above written.

                                    /s/ Jeremiah Healy
                                    --------------------------------------------
                                    Jeremiah Healy

                                    THE LGL GROUP, INC.

                                    By: /s/ John C. Ferrara
                                       -----------------------------------------
                                    Name: John C. Ferrara
                                    Title: President and Chief Executive Officer